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Exhibit 10.5

Schedule

to the

MASTER AGREEMENT

dated as of [    ] between

ANZ Capel Court Limited ABN 30 004 768 807
("Trust Manager")

and

The Royal Bank of Scotland plc
("Party A")

and

Perpetual Trustee Company Limited
ABN 42 000 001 007
in its capacity as trustee of the Kingfisher Trust 2004-1G ("Trust")
("Party B")

Part 1.    Termination Provisions.

In this Agreement:

(a)	"Specified Entity" does not apply in relation to Party A or Party B.
(b)	The definition of "Specified Transaction" is not applicable.
(c)	(i)	The following provisions of Section 5 will not apply to Party A:
		Section 5(a)(ii)	Section 5(a)(v)
		Section 5(a)(iii)	Section 5(a)(vi)
		Section 5(a)(iv)	Section 5(b)(iv)
	(ii)	The following provisions of Section 5 will not apply to Party B:
		Section 5(a)(ii)	Section 5(a)(v) Section 5(a)(viii)
		Section 5(a)(iii)	Section 5(a)(vi) Section 5(b)(iv)
		Section 5(a)(iv)	Section 5(a)(vii)(2)
	(iii)	Section 5(b)(ii) will apply to Party A as the Affected Party (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.
(d)	The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A or Party B.
(e)	Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:
	(i)	Market Quotation will apply; and
	(ii)	the Second Method will apply.
(f)	"Termination Currency" means Australian Dollars.

(g)
"Additional Termination Event" applies. The following are Additional Termination Events:

(i)
"An Event of Default (as defined in the Deed of Charge) occurs and the Security Trustee has declared, in accordance with the Global Master Security Trust Deed, the Class A Notes immediately due and payable." Both Party A and Party B are Affected Parties. For the purposes of calculating a payment due under Sections 6(d) and (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected Party and all Transactions will be Affected Transactions.

(ii)
"If Party A does not take any of the measures described in Part 5(22)(a), such failure to do so shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the tenth day (or such later day as Party B and the Trust Manager may agree and which the Designated Rating Agencies confirm in writing will not result in an Adverse Rating Effect) following notice from Party B to Party A of such failure is given to Party A, with Party A as the sole Affected Party and all Transactions as Affected Transactions".

Part 2.    Tax Representations

[(a)
Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

  It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

  (i)
  the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

  (ii)
  the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

  (iii)
  the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)
Payee Tax Representations. For the purpose of Section 3(f) of this Agreement:

(i)
Party B makes the following representation:

    It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes; and

  (ii)
  Party A and Party B make the following representation:

    It is fully eligible for the benefits of the "Profits", "Business Profits" or "Industrial or Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

    If such representation applies:

    "Specified Treaty" means the tax treaty applicable between the United Kingdom and Australia.

    "Specified Jurisdiction" means Australia.]

Part 3.    Agreement to Deliver Documents

        For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)
Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B	Any document or certificate reasonably required or reasonably requested by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or which would reduce the rate at which deduction or withholding for or on account of Tax is applied to that payment as requested by Party A with respect to any payments received by Party B.	On the earlier of (a) learning that such document or certificate is required and (b) as soon as reasonably practicable following a request by a party.
(b)
Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A, Party B and the Trust Manager	A certificate specifying the names, title and specimen signatures of the authorised persons who execute this Agreement and each Confirmation or other communication in writing made pursuant to this Agreement on its behalf.	On the execution of this Agreement and each Confirmation unless that certificate has already been supplied and remains true and in effect and when the certificate is updated.
Party A, Party B and the Trust Manager	A legal opinion as to the validity and enforceability of its obligations under this Agreement in form and substance (and issued by legal counsel) reasonably acceptable to each other party.	Prior to the Closing Date.
-Trust Manager	A certified copy to Party A of each Credit Support Document specified in respect of Party B and (without limiting any obligation Party B may have under the terms of that Credit Support Document to notify Party A of amendments thereto) a certified copy to Party A of any document that amends in any way the terms of that Credit Support Document.	Not less than 5 Business Days (or such lesser period as Party A agrees to) before the Trade Date of the first occurring Transaction and in the case of any amending documents entered into subsequent to that date, promptly after each amending document (if any) has been entered into.

  Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4    Miscellaneous

(a)
Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

  Address for notices or communications to Party A:

  In connection with Section 12(a), all notices to Party A shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation or, if such information is not specified in the relevant Confirmation, to the address, telex number or facsimile number specified below. All notices for the purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number below.

Address:	c/- RBS Financial Markets Level 4 135 Bishopgate London EC2M 3UR
Attention:	Swaps Administrator
Facsimile No:	+44 20 7375 5050
Telephone No:	+44 20 7375 5000

  Address for notices or communications to Party B:

Address:	Perpetual Trustee Company Limited Level 7 9 Castlereagh Street Sydney NSW 2000 AUSTRALIA
Attention:	Manager, Securitisation
Facsimile No.:	61 2 9221 7870
Address for notices or communications to Trust Manager:
Address:	ANZ Capel Court Limited Level 12 530 Collins Street Melbourne VIC 3000 AUSTRALIA
Attention:	Manager, Transaction Management and Execution
Phone:	61 3 9273 2223
Facsimile:	61 3 9273 3539
Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:
Address:	Perpetual Trustee Company Limited Level 7 9 Castlereagh Street Sydney NSW 2000 AUSTRALIA
Attention:	Manager, Securitisation
Facsimile No.:	61 2 9221 7870
(b)
Process Agent. For the purpose of Section 13(c) of this Agreement:

  Party A appoints as its Process Agent: Not applicable.

  Party B appoints as its Process Agent: Not applicable.

(c)
Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)
Multibranch Party. For the purpose of Section 10(c) of this Agreement:

  Party A is not a Multibranch Party.

  Party B is not a Multibranch Party.

(e)
Calculation Agent.

  The Calculation Agent is Party A. All such determinations and calculations will be binding on Party A and Party B in the absence of manifest error.

(f)
Credit Support Document. Details of any Credit Support Document:

(i)
In relation to Party A: Not applicable.

(ii)
In relation to Party B: Global Master Security Trust Deed and Deed of Charge.

(g)
Credit Support Provider.

  (i)
  In relation to Party A: None.

  (ii)
  In relation to Party B: None.

(h)
Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales. Section 13(b)(i) is deleted and replaced by the following:

  "(i)
  submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".

(i)
Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)
"Affiliate" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

Part 5    Other Provisions

(1)
Payments: In Section 2:

(a)
In Section 2(a)(i) add the following sentence:

    "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

  (b)
  In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

    "Unless specified otherwise in this Agreement, payments under this Agreement by:

    (i)
    Party A, will be made by 3.00pm (London time); and

    (ii)
    Party B, will be made by 4.00pm (Melbourne time),

    on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

  (c)
  Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

  "(iv)
  The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

  (d)
  Add the following new sentence to Section 2(b):

    "Each new account so designated shall be in the same tax jurisdiction as the original account."

  (e)
  Section 2 of this Agreement is amended as follows:

  (i)
  Section 2(d)(i)(4) is deleted in its entirety.

  (ii)
  In Section 2(d)(ii), the words "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)" are deleted."

(2)
Party B's Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

(i)
the Party A Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

  (ii)
  any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose, (or, the extent directed by the Trust Manager or the Security Trustee, the Collection Account).

(3)
Party A's Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

(i)
any amount denominated in A$ due from Party B to the account in Melbourne notified in writing by Party A to Party B from time to time; and

(ii)
any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

  Each party acknowledges that Party B will not accept instructions to make payment to an entity other than Party A.

(4)
Representations: In Section 3, insert new paragraphs (g), (h), (i) and (j) in Section 3(f):

"(g)
Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

(i)
Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Trust Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)
Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, (in the case of Party B, subject to Section 15), the risks of that Transaction.

(iii)
Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than in the case of Party B, the Trust Manager).

(h)
Trust. Party B makes the following representations to Party A:

(i)
Trust Validly Created. The Trust has been validly created and is in existence at the Trade Date of the first occurring Transaction.

(ii)
Sole Trustee. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

(iii)
No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

    (iv)
    Power. It has power to:

    (A)
    enter into and perform its obligations under this Agreement and each Credit Support Document; and

    (B)
    mortgage or charge the Assets of the Trust in the manner provided in the Credit Support Document (in relation to Party B),

      and its entry into this Agreement and each Credit Support Document (in relation to Party B) is in the interests of the beneficiaries of the Trust and does not constitute a breach of trust.

    (v)
    Good Title. It is the lawful owner of or has equitable title to (as applicable) the Assets of the Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust).

    (vi)
    Eligible Contract Participant. The Trust was not formed for the specific purpose of constituting an "eligible contract participant" under the US Commodity Exchange Act.

    (vii)
    Total Assets. As at close of business on the Trade Date of the first occurring Transaction, following the issue of the Class A Notes and provided that the aggregate Invested Amount of the Class A Notes upon issue exceeds USD 10,000,000 the Trust will have total assets exceeding USD10,000,000.

  (i)
  Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support Document in relation to Party B.

  (j)
  Contracting as principal. Except in the case of Party B, each Transaction has been entered into by that party as principal and not otherwise."

(5)
Event of Default: In Section 5(a):

(a)
Failure to Pay or Deliver: delete paragraph (i) and replace it with the following:

""(i)
Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

(1)
where the failure is by Party B, 4.00pm (Melbourne time) on the third Business Day after notice of such failure is given to Party B;" and

(2)
where the failure is by Party A, 3.00pm (London time) on the third Business Day after notice of such failure is given to Party A;";

(b)
Consequential amendments:

(i)
delete "or" at the end of Section 5(a)(vii); and

(ii)
replace the full stop at the end of Section 5(a)(viii) with "; or"; and

(6)
Termination Events:

(a)
Illegality: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections

    5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

    (i)
    neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

    (ii)
    payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

    (iii)
    Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

  (b)
  Party A's limited rights in relation to Tax Event:

  (i)
  Notwithstanding Part 1(c)(iii) of the Schedule, but subject to Section 6(b)(ii), Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has notified the parties in writing that it is satisfied that all amounts owing to the Class A Note Holders will be paid in full on the date on which the Class A Notes are to be redeemed.

  (ii)
  If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

  (A)
  each Designated Rating Agency has confirmed in writing that the transfer will not result in an Adverse Rating Effect; and

  (B)
  that person has a long term credit rating assigned by each Designated Rating Agency of at least the long term credit rating assigned by that Designated Rating Agency to Party A as at the date of this Agreement.

(7)
Termination:

(a)
Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Trust Manager. Subject to its duties under the Master Trust Deed and the Supplemental Deed, Party B may exercise any rights in its capacity as holder of the Assets of the Trust only on the instructions of the Trust Manager.

  (b)
  Termination by the Note Trustee: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

  (c)
  Termination Payments by Party B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Payment Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Payment Date) except to the extent that such amount may be satisfied from an earlier distribution under the Global Master Security Trust Deed and the Deed of Charge or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

  (d)
  Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

  (i)
  The following sentence is added at the end of the second paragraph:

      "However, if Party A is that other party it must, if so requested by the Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Designated Rating Agencies have given prior written confirmation to the Trust Manager that such a transfer will not result in an Adverse Rating Effect."

    (ii)
    The third paragraph is deleted and replaced with the following:

      "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

      (1)
      where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

      (2)
      where the other party is Party B, if the Designated Rating Agencies have confirmed in writing that such transfer will not result in an Adverse Rating Effect.

(8)
No Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)
Transfer: Section 7 is replaced with:

"7.
Essential term: Transfer

(a)
Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Trust or the trusts created pursuant to the Credit Support Documents in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

(b)
Nothing in this Section 7:

(i)
restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with Part 5(20) to the extent necessary to permit such transfer;

(ii)
restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) for the purposes of giving effect to a transfer under Section 6(b)(ii);

(iii)
restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

(iv)
restricts a transfer by Party B or the Trust Manager to a substitute Trustee or substitute Trust Manager, respectively, in accordance with the Master Trust Deed;

(v)
restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B; or

(vi)
limits Parts 5(6)(b)(ii), 5(22) or 5(23).

(c)
Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(10)
Facsimile Transmission: In Section 12:

(a)
delete Section 12(a)(ii); and

  (b)
  replace Section 12(a)(iii) with:

    "(iii)if sent by facsimile transmission:

      (A)
      in the case of any notice or other communication pursuant to Parts 5(23), on the date that the transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or

      (B)
      otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(11)
Definitions
(a)
Master Definitions Schedule and Supplemental Deed: Unless defined in this Agreement words and phrases defined in the Master Definitions Schedule and the Supplemental Deed have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Definitions Schedule or Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Master Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Definitions Schedule in relation to a Trust (as defined in the Master Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

(b)
Trustee Capacity:
(i)
a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

(ii)
a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph (i) only.

(c)
Definitions: in Section 14:

(i)
replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

      ""Affected Transactions" means, with respect to a Termination Event, all Transactions."

      ""Local Business Day" has the same meaning as "Business Day"."

    (ii)
    insert the following new definitions:

      "Master Definitions Schedule" means the deed entitled "Kingfisher Master Trusts Master Definitions Schedule" dated 1 August 2000 between the Trust Manager, Party B and P.T. Limited as amended by the deed entitled "Kingfisher Master Trusts Amending Deed" dated 16 May 2001.

      "Minimum Credit Rating" means, at any time, a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P and a short term credit rating of F1+ or a long term credit rating of AA- by Fitch and a short term credit rating of P-1 or a long term rating of A2 by Moody's.

      "Supplemental Deed" means the deed entitled "Kingfisher Trust 2004-1G Supplemental Deed" dated on or about the date of this Agreement between the Trust Manager, Party B and certain other parties.

      "Trust" means the Kingfisher Trust 2004-1G constituted by the Master Trust Deed and a notice of creation of trust.

  (d)
  Interpretation:
  (i)
  references to time are references to Melbourne time;

  (ii)
  a reference to "neither party" will be construed as a reference to "no party"; and

  (iii)
  a reference to "other party" will be construed as a reference to "other parties".

  (e)
  ISDA Definitions: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

  (f)
  Inconsistency: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

  (i)
  any Confirmation;

  (ii)
  this Schedule;

  (iii)
  the 2000 ISDA Definitions; and

  (iv)
  the printed form of the 1992 ISDA Master Agreement which forms part of this Agreement.

  (g)
  Swap Transaction: Any reference to a:

  (i)
  "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction"for the purpose of interpreting this Agreement or any Confirmation; and

  (ii)
  "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

  (h)
  Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

  (i)
  Priority of Payment Changes: Party B agrees that, unless it has the prior consent of Party A, it will not consent to an amendment of clauses 14.8 ("Required Payments (Interest Waterfall)"), 14.13 ("Principal Distributions") or 14.18 ("Application of Proceeds following an Event of Default") of the Supplemental Deed, to the extent that any such amendment would have an adverse effect on the priority that Party A has in clauses 14.8 ("Required Payments (Interest Waterfall)"), 14.13 ("Principal Distributions") or 14.18 ("Application of Proceeds following an Event of Default") of the Supplemental Deed or on the amount that Party A will or would receive under those clauses of the Supplemental Deed.

(12) Limitation of Liability:

        Insert the following as Section 15, after Section 14

  "(15)
  (a) (Party B's Limitation of Liability) Party B enters into this Agreement and each Transaction only in its capacity as trustee of the Trust and in no other capacity. A liability of Party B arising under or in connection with this Agreement, a Transaction or the Trust is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c) below) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement, any Transaction or the Trust.

  (b)
  The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the Assets of the Trust) or liquidator, administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the Assets of the Trust).

  (c)
  The provisions of this Section 15 limiting Party B's liability will not apply to any obligation or liability of Party B to the extent that it is not satisfied because, under this Agreement or any other Transaction Document in relation to the Trust, or by operation of law, there is a reduction in the extent of Party B's indemnification out of the Assets of the Trust, as a result of Party B's fraud, gross negligence or willful default.

  (d)
  It is acknowledged that the Relevant Parties are responsible under this Agreement and the other Transaction Documents in relation to the Trust for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, gross negligence or willful default for the purposes of Section 15(c) above to the extent the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Trust or by any other act or omission of any Relevant Party or any other such person regardless of whether or not the act or omission is purported to be done on behalf of Party B.

  (e)
  No attorney, agent, receiver or receiver and Trust Manager appointed in accordance with this Agreement or any other Transaction Document has authority to act on behalf of Party B in a way that exposes Party B to any personal liability, and no act or omission of any such person will be considered fraud, gross negligence or willful default of Party B for the purpose of Section 15(c) above.

  (f)
  Party B is not obliged to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless Party B's liability is limited in the same manner as set out in this clause.

(13)
Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) and as directed by the Trust Manager to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) Procedures for Entering into Transactions

  (a)
  With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B and the Trust Manager), and Party B and the Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

  (b)
  Party B will enter into each Transaction in its capacity as trustee of the Trust.

(15)
Hedging Arrangement: The parties acknowledge and agree that for the purposes of the Transaction Documents, this Agreement is a Hedging Agreement and that Party A is a Currency Swap Provider and a Counterparty.

(16)
Recorded Conversations: Each party:

(a)
consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

(b)
such recordings may be used as evidence in court proceedings or arbitration; and

(c)
acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17)
Replacement Currency Swap Agreement:
(a)
If any Transaction under this Agreement is terminated prior to the day upon which the Notes are redeemed in full, Party B may, at the direction of the Trust Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

(i)
the Designated Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in an Adverse Rating Effect; and

(ii)
the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

(b)
If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A. Any such premium received by Party A is to be applied in satisfaction of Party B's obligation to pay the balance of the Settlement Amount and to the extent that any premium is less than the Settlement Amount, Party B's obligation to pay the balance of the Settlement Amount to Party A may be met by Party B as an Expense of the Trust.

  (c)
  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

  (d)
  The obligations of Party B (and the rights of Party A) under this Part 5(17) will survive the termination of this Agreement.

(18)
Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19)
Restrictions on Party B's Rights: Party B must at all times act in accordance with the instructions of the Trust Manager in relation to this Agreement.

(20)
Amendment to this Agreement: The Trust Manager must give 10 Business Days' notice in writing to the Designated Rating Agencies of any amendments, other than of an administrative nature, to this Agreement. For the avoidance of doubt, the Parties agree that Section 9(b) of the Agreement applies.

(21)
Appointment of Trust Manager: Party B hereby exclusively appoints the Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement other than any amendment of Party B's rights and powers under this Agreement. Without limiting the generality of the foregoing, the Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Trust Manager's authority to act on behalf of Party B in accordance with this Part 5(21) of the Schedule.

(22) Ratings Downgrade:

  (a)
  (Downgrade of Party A) If, as a result of the withdrawal or downgrade of Party A's credit rating by any Designated Rating Agency, Party A does not have a short or a long term credit rating equal to or higher than the Minimum Credit Rating, Party A must, at its own election, either (subject to paragraphs (a)(vii) and (a)(viii) below):

  (i)
  deliver collateral to Party B pursuant to the ISDA Credit Support Annex to this Agreement in support of its obligations under this Agreement; or

  (ii)
  novate all its rights and obligations under this Agreement to a replacement counterparty which holds a credit rating of at least the Minimum Credit Rating; or

  (iii)
  procure a third party, which holds a credit rating of at least the Minimum Credit Rating, to guarantee Party A's obligations under this Agreement; or

  (iv)
  enter into any other arrangement which each Designated Rating Agency confirms in writing will not result in a withdrawal or downgrading of the credit rating then assigned to the Class A Notes.

          Party A must do this within:

    (v)
    30 Business Days if, as a result of such downgrade or withdrawal, its rating falls below the Minimum Credit Rating; or

    (vi)
    5 Business Days if, in the case of Fitch Ratings, it has a long term rating of less than A- or a short term rating of less than F1,

    or, in either case, such greater period as is agreed to in writing by the relevant Designated Rating Agency and, in all instances, Party A must do so at its own cost, provided that:

    (vii)
    if the short term credit rating of Party A (or its successor or assignee) falls below A-2 (by S&P) or such rating is withdrawn by S&P ("S&P Rating Event"), then:

    (A)
    Party A will within 30 days of the occurrence of such S&P Rating Event, at its own cost, either:

    (1)
    novate all its rights and obligations under this Agreement to a replacement counterparty which holds a credit rating of at least the Minimum Credit Rating; or

    (2)
    procure a third party, which holds a credit rating of at least the Minimum Credit Rating, to guarantee Party A's obligations under this Agreement; or

    (3)
    enter into any other arrangement which each Designated Rating Agency confirms in writing will not result in a withdrawal or downgrading of the credit rating then assigned to the Class A Notes; and

    (B)
    Party A will on the first Valuation Date following receipt of notification of such S&P Rating Event deliver collateral to Party B pursuant to the ISDA Credit Support Annex to this Agreement in support of its obligations under this Agreement; and

    (viii)
    if Party A satisfies at any time any of its obligations in paragraph (a)(vii)(A) above, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (a)(vii)(B) will be re-transferred to Party A and Party A will not be required to transfer any additional collateral.

  (b)
  (Novation): If Party A novates its rights and obligations to a replacement counterparty under paragraph (a)(ii) or (a)(vii)(A)(1) above, Party B and each other party agree to, at the cost of Party A, do all things necessary to effect the novation.

  (c)
  (Conditions for maintaining cash collateral): Cash collateral provided by Party A under paragraph (a)(i) or (a)(vii)(B) above must be deposited into a bank account ("Collateral Account") with a bank having at least the Minimum Credit Rating. The Collateral Account must be in the name of Party B and must bear interest at a commercial rate payable monthly. No money may be paid into the Collateral Account other than cash collateral and interest payable on the money credited to the Collateral Account.

  (d)
  (Application of amount of cash collateral): Party B may withdraw money from the Collateral Account only for the purpose of:

  (i)
  novating the rights and obligations of Party A under this Agreement in accordance with paragraph (a)(ii) or (a)(vii)(A)(1) (including to cover the costs of obtaining a replacement counterparty); or

  (ii)
  refunding to Party A any excess cash collateral deposited to the Collateral Account over the amount Party A is required to maintain in accordance with paragraph (a)(i) or (a)(vii)(B); or

    (iii)
    withdrawing any amount incorrectly deposited into the Collateral Account; or

    (iv)
    paying bank accounts debit tax or other similar Taxes payable in respect of the cash collateral; or

    (v)
    paying any amount due to be paid by Party A under this Agreement if Party A does not pay the amount on time and any applicable grace period has expired.

      Party B agrees to refund or pay to Party A any amount which may be payable to Party A under paragraphs (d)(ii) or (iii) above as soon as it is able to do so.

  (e)
  (Interest on collateral): Party B agrees to ensure that interest earned on money credited to the Collateral Account is paid directly to Party A. However, if at any time the balance of the money credited to the Collateral Account is less than the amount of collateral Party A is required to maintain at that time under the collateral agreement under paragraph (a)(i) or (a)(vii)(B), Party B agrees to ensure that all or part of the interest paid on money credit credited to the Collateral Account at any such time, up to an amount equal to the shortfall in the amount of the collateral, is deposited into the Collateral Account.

  (f)
  (Repayment to Party A): If at any time:

  (i)
  Party A is assigned a credit rating by each Designated Rating Agency at least equal to the Minimum Credit Rating; or

  (ii)
  Party A's obligations under this Agreement are novated to a replacement counterparty in accordance with paragraph (a)(ii) or (a)(vii)(A)(1) above; or

  (iii)
  a third party provides a guarantee in accordance with paragraph (a)(iii) or (a)(vii)(A)(2) above; or

  (iv)
  some other arrangement is entered into in accordance with paragraph (a)(iv) or (a)(vii)(A)(3) above,

    Party B agrees to repay to Party A the amount then credited to the Collateral Account together with any accrued interest which has not been paid to Party A or deposited in the Collateral Account.

  (g)
  (Not a charge): The provision of collateral by Party A under this Part 5(22), is not intended to create a charge.

(23)
Transfer: Notwithstanding the provisions of Section 7, Party A may transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its Affiliates ("Transferee") by delivering to Party B and the Trust Manager a notice expressed to be given under this provision signed by both Party A and the Transferee. Upon delivery of those documents to Party B (but subject to the relevant consents and confirmations being given under this Part 5(23)):

(a)
(Party A's rights terminate): The Royal Bank of Scotland plc's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate;

(b)
(Transfer and Assumption): The Royal Bank of Scotland plc will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this Agreement and each Transaction;

(c)
(Release): Party B will be taken to have released The Royal Bank of Scotland plc as Party A from all its unperformed and future obligations under this Agreement and each Transaction; and

  (d)
  (Documents): This Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of The Royal Bank of Scotland plc as Party A.

  A Transferee may utilise this provision as Party A. A transfer under this Part 5(23) will be of no force or effect until each Designated Rating Agency confirms in writing that such transfer will not result in an Adverse Rating Effect.

(24) Fraud and Security

  (a)
  Party A and Party B are responsible for the accuracy and authorisation of all their instructions.

  (b)
  Any credit limit, in respect of Party A is imposed for Party B's benefit. Party A must not rely upon it as a security feature. Party B may, in its absolute discretion, process, or decline to process, a request for any Transaction in excess of the credit limit, without further reference to Party A. Party B may, in its absolute discretion, disapprove a request for any Transaction in excess of the credit limit despite Party B having previously approved a request for any Transaction in excess of the credit limit.

(24)
Trust Manager: The Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

Annexure 1

FORM OF CONFIRMATION KINGFISHER TRUST 2004-1G

        [Letterhead of Party A]

[DATE]

To:	Perpetual Trustee Company Limited		ANZ Capel Court Limited
	as trustee of the Trust		Level 12
	Level 7		530 Collins Street
	9 Castlereagh Street		Melbourne VIC 3000
	Sydney NSW 2000		AUSTRALIA
	AUSTRALIA		Attention: Manager, Transaction Management and Execution
	Attention:	Manager, Securitisation Services

CONFIRMATION—KINGFISHER TRUST 2004-1G

        The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        This Confirmation is entered into by Perpetual Trustee Company Limited as trustee of the Kingfisher Trust 2004-1G (the "Trust").

        This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [            ], as amended, novated or supplemented from time to time (the "Agreement"), between The Royal Bank of Scotland plc ("Party A"), Perpetual Trustee Company Limited, ABN 42 000 001 007 as trustee of, inter alia, the Trust ("Party B") and ANZ Capel Court Limited ABN 30 004 768 807 (the "Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

        Capitalised terms used but not defined in this Confirmation have the meanings assigned to them in the Agreement.

        The terms of the particular Transaction to which this Confirmation relates are specified below:

1.	Our Reference:	[ ]
2.	Trade Date:	[ ]
3.	Effective Date:	Issue Date in respect of the Class A Notes
4.	Termination Date:	The earlier of:
(a) the date that the Class A Notes have been redeemed in full in accordance with the Class A Note Conditions; and
(b) the Final Maturity Date.
5.	Floating Amounts

5.1	Floating Amounts Payable by Party A (subject to Paragraph 9 of this Confirmation):
	Floating Rate Payer:	Party A
	Calculation Amount:	For each Floating Rate Payer Payment Date, the aggregate Invested Amount of the Class A Notes as at the first day of the Interest Period ending on but excluding that Floating Rate Payer Payment Date
Floating Rate Payer Payment Dates:
Each Payment Date (as defined in the Supplemental Deed) during the period commencing on and including the Payment Date (as defined in the Supplemental Deed) falling in [] and ending on and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention
	Floating Rate Option:	USD-LIBOR-BBA (as defined in the Class A Note Conditions).
	Spread:	In respect of:
(a)
Floating Rate Payer Payment Dates on or prior to the Call Option Date (or if that day is not a Business Day, the next following Business Day), or if the margin under the Class A Notes has not increased following the Call Option Date in accordance with Condition 6.3 of the Class A Note Conditions, [ ]%; and
(b)
Floating Rate Payer Payment Dates after the Call Option Date (or if that day is not a Business Day, the next following Business Day), unless the margin under the Class A Notes has not increased following the Call Option Date in accordance with Condition 6.3 of the Class A Note Conditions, [ ]%.
	Floating Rate Day Count Fraction:	Actual/360
	Reset Dates:	The first day of each Interest Period
	Compounding:	Inapplicable
5.2	Floating Amounts Payable by Party B (subject to paragraph 9 of this Confirmation):
	Floating Rate Payer:	Party B

Calculation Amount:
For each Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Class A Notes as at the first day of the Interest Period ending on but excluding that Floating Rate Payer Payment Date.
Floating Rate Payer Payment Dates:
Each Payment Date (as defined in the Supplemental Deed) during the period commencing on and including the Effective Date and ending on and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
	Floating Rate Option:	The Bank Bill Rate (as defined in the Supplemental Deed)
	Spread:	In respect of:
(a)
Floating Rate Payer Payment Dates on or prior to the Call Option Date (or if that day is not a Business Day, the next following Business Day), or if the margin under the Class A Notes has not increased following the Call Option Date in accordance with Condition 6.3 of the Class A Note Conditions, [ ]%; and
(b)
Floating Rate Payer Payment Dates after the Call Option Date (or if that day is not a Business Day, the next following Business Day), unless the margin under the Class A Notes has not increased following the Call Option Date in accordance with Condition 6.3 of the Class A Note Conditions, [ ]%.
	Floating Rate Day Count Fraction:	Actual/365 (Fixed)
	Reset Dates:	The first day of each Interest Period
	Compounding:	Inapplicable
6	Exchanges
6.1	Initial Exchange:
	Initial Exchange Date:	Closing Date, subject to adjustment in accordance with the Following Business Day Convention
	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[ ]
	Party B Initial Exchange Amount:	The Initial Invested Amount of the Class A Notes on the Issue Date, being US$[ ]

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00pm (Melbourne time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00pm (London time) on the Initial Exchange Date.
6.2	Installment Exchange:
	Installment Exchange Date:	Each Payment Date (as defined in the Supplemental Deed) (other than the Final Exchange Date), subject to adjustment in accordance with the Following Business Day Convention.
Party A Installment Exchange Amount:
In respect of an Installment Exchange Date means the US$ Equivalent of the A$ Class A Principal in relation to the Payment Date (as defined in the Supplemental Deed) occurring on that Installment Exchange Date
	Party B Installment Exchange Amount:	In respect of an Installment Exchange Date means the A$ Class A Principal in relation to the Payment Date (as defined in the Supplemental Deed) occurring on that Installment Exchange Date
6.3	Final Exchange:
	Final Exchange Date:	Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
	Party A Final Exchange Amount:	The US$ Equivalent of the A$ Class A Principal in relation to the Payment Date (as defined in the Supplemental Deed) which is the Final Exchange Date
	Party B Final Exchange Amount:	The A$ Class A Principal in relation to the Payment Date (as defined in the Supplemental Deed) which is the Final Exchange Date
7.	Exchange Rates:
For the purpose of the definitions of "A$ Equivalent" and "US$ Equivalent":
	US$ Exchange Rate:	[ ]
	A$ Exchange Rate:	[ ]
8.	Account Details:
8.1	Payments to Party A

	Account for payments in US$:	The account notified in writing by Party A to Party B in accordance with Part 5(3)(ii) of the Schedule to the Agreement
	Account for payments in A$:	The account notified in writing by Party A to Party B in accordance with Part 5(3)(i) of the Schedule to the Agreement
8.2	Payments to Party B
	Account for payments in US$:	The account notified in writing by the Principal Paying Agent to Party A in accordance with Part 5(2)(ii) of the Schedule to the Agreement
	Account for payments in A$:	The account notified in writing by Party B to Party A in accordance with Part 5(2)(i) of the Schedule to the Agreement
9.	Notifications to Party A	On or before the Determination Time in respect of each Payment Date (as defined in the Supplemental Deed) the Trust Manager must notify Party A in writing of:
(a) the A$ Class A Principal which the Trust Manager has directed Party B to pay to Party A on that Payment Date (as defined in the Supplemental Deed) pursuant to clause 14.14(a) of the Supplemental Deed;
(b) the A$ Class A Interest Amount in relation to that Payment Date (as defined in the Supplemental Deed);
(c)
the amounts (if any) allocated to the Class A Notes in respect of any Principal Charge-Off or any Carryover Principal Charge-Off on the immediately preceding Determination Date in accordance with clauses 14.14A and 14.15 of the Supplemental Deed.
10.	Offices:	The Office of Party A for each Transaction is London. The Office of Party B for each Transaction is Sydney.

In this Confirmation:

"Determination Time" in relation to a Payment Date (as defined in the Supplemental Deed) means on or about 11.00am Melbourne time 4 Business Days prior to that Payment Date (as defined in the Supplemental Deed).

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Time of execution available on request.

Yours sincerely

Confirmed as at the date first written above:

SIGNED for and on behalf of

THE ROYAL BANK OF SCOTLAND PLC

By:

Name:

Title:

Confirmed as at the date first written above:	Confirmed as at the date first written above:
SIGNED for and on behalf of	SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)	ANZ CAPEL COURT LIMITED (ABN 30 004 768 807)
as trustee of the Kingfisher Trust 2004-1G
By:	By:
(Authorised Officer)	(Authorised Officer)
Name:	Name:
Title:	Title:

EXECUTION PAGES FOR ISDA MASTER AGREEMENT

SIGNED by as attorney for PERPETUAL TRUSTEE COMPANY LIMITED dated in the presence of:	) ) ) ) ) )
)
Signature of witness	)
	)	By executing this agreement the attorney
	)	states that the attorney has received no
Name of witness (block letters))		notice of revocation of the power of attorney

SIGNED by as attorney for ANZ CAPEL COURT LIMITED under power of attorney dated in the presence of:	) ) ) ) ) ) )
)
Signature of witness	)
	)	By executing this agreement the attorney
	)	states that the attorney has received no
Name of witness (block letters))		notice of revocation of the power of attorney

SIGNED by as attorney for THE ROYAL BANK OF SCOTLAND PLC under power of attorney dated in the presence of:	) ) ) ) ) ) )
)
Signature of witness	)
	)	By executing this agreement the attorney
	)	states that the attorney has received no
Name of witness (block letters))		notice of revocation of the power of attorney

QuickLinks

  Exhibit 10.5
Schedule to the MASTER AGREEMENT dated as of [ ] between ANZ Capel Court Limited ABN 30 004 768 807 ("Trust Manager") and The Royal Bank of Scotland plc ("Party A") and Perpetual Trustee Company Limited ABN 42 000 001 007 in its capacity as trustee of the Kingfisher Trust 2004-1G ("Trust") ("Party B")
EXECUTION PAGES FOR ISDA MASTER AGREEMENT